UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2021

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2021, the Company appointed John A. Frascotti to the Company’s Board of Directors. Mr. Frascotti will hold office until the annual meeting of stockholders of the Company to be held in 2022. Mr. Frascotti is an independent director under applicable SEC and Nasdaq rules.

Mr. Frascotti is a Special Advisor to Hasbro, Inc. (“Hasbro”), and served as Hasbro’s President and Chief Operating Officer from 2018 until his retirement on March 31, 2021. Mr. Frascotti joined Hasbro in 2008 as Executive Vice President and Chief Marketing Officer, became President of Hasbro Brands in 2014, and became President of Hasbro in 2017. In 2018, he was also named Chief Operating Officer, and became a member of Hasbro’s Board of Directors. In those positions, Mr. Frascotti’s extensive expertise and leadership extended to brand building, omni-channel retail strategies, digital marketing, global supply chain management, investor relations and talent development.

Mr. Frascotti also served as chairman of Hasbro’s Diversity and Inclusion Executive Steering Committee and of Hasbro’s IP Security Committee, and as a member of Hasbro’s Global Information Systems Steering Committee. Under Mr. Frascotti’s leadership, Hasbro was recognized for 10 consecutive years as one of the “100 Best Corporate Citizens”, for 10 consecutive years as one of the “World’s Most Ethical Companies”, and as #9 of the “2019 Top 50 Best ESG Companies” in recognition of its activities regarding climate change, sustainability, diversity and inclusion, human rights and ethical sourcing, and transparency.

Before joining Hasbro, Mr. Frascotti served in several senior executive positions at Reebok International Ltd. and myteam.com. Mr. Frascotti is a member of the Board of Directors of Party City Holdings, Inc. and was a member of the Board of Directors of Discovery Family Channel, Ideal Industries, Corus Entertainment, the Toy Association, and the Hasbro Children’s Fund. Mr. Frascotti received his B.A. in Economics from Yale University, where he graduated Phi Beta Kappa and summa cum laude, and his JD, cum laude, from Harvard Law School.

There is no arrangement or understanding between Mr. Frascotti and any other person pursuant to which Mr. Frascotti was appointed as a director of the Company. Mr. Frascotti will be eligible to participate in all non-management director compensation plans and arrangements available to the Company’s other independent directors. Accordingly, on the date of his appointment as a director, Mr. Frascotti was granted time-based restricted stock units under the Company’s 2011 Equity Incentive Plan (the “Plan”) representing 879 shares of the Company’s common stock, par value $0.10 per share, which shares are deliverable to Mr. Frascotti on the first anniversary of the date of grant, subject to the terms and conditions of the Plan.

A copy of the press release announcing the appointment of Mr. Frascotti as a director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated June 10, 2021
Exhibit 10.4	Cover Pages Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

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Forward Looking Statements

This Current Report on Form 8-K, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and adjusted net income per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 30, 2021. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions, the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general (including decreased customer traffic, schools adopting remote and hybrid learning models, closures of businesses and other activities causing decreased demand for our products and negative impacts on our customers’ spending patterns due to decreased income or actual or perceived wealth, and the impact of the CARES Act and other legislation related to the COVID-19 pandemic, and any changes to the CARES Act or such other legislation), the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions and disruptions in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, or foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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